EXHIBIT 10.1


                         EQUITY LINE OF CREDIT AGREEMENT
AGREEMENT dated as of the 14th day of August 2001, (the "Agreement") between DRH Investment Company, LLC, Dutchess Private Equities Fund, L.P. (collectively, the "Investors"), whose addresses are listed on Schedule I attached hereto, and FLEXXTECH CORPORATION, a corporation organized and existing under the laws of the State of Nevada (the "Company").

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company may issue and sell to the Investors, from time to time as provided herein, and the Investors shall purchase shares of the Company's common stock, par value $0.001 (the "Common Stock"), for a total purchase price of up to Ten Million ($10,000,000.00) Dollars; and

WHEREAS, such investments will be made in reliance upon the provisions of Regulation D ("Regulation D") promulgated under the Securities Act, and the regulations promulgated thereunder, and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder; and

NOW,  THEREFORE,  the  parties  hereto  agree  as  follows:

ARTICLE  I.

CERTAIN  DEFINITIONS

Section 1.1 "Advance" shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

Section 1.2 "Advance Closing" shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.1.

Section 1.3     "Advance Closing Date" shall mean the date of an Advance Closing

Section 1.4 "Advance Notice Date" shall mean each date on which the Company delivers to the Investors an Advance Notice requiring the Investors to advance funds to the Company subject to the terms of this Agreement. An Advance Notice shall be deemed delivered on (i) the Trading Day if it is received by facsimile or otherwise by the Investors prior to 12:00 noon Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered on any day that is not a Trading Day. No Advance Notice Date shall be less than thirteen (13) Trading Days after the prior Advance Notice Date.

Section 1.5 "Advance Date" shall mean the date the Escrow Agent is in receipt of the funds from the Investors and is in possession of free trading shares from the Company and therefore funds can be released to the Company and free trading shares can be released to the Investors. No Advance Date shall be less than thirteen (13) Trading Days after an Advance Notice Date or less than thirteen (13) Trading Days after a previous Advance Date.

Section 1.6 "Advance Notice" shall mean a notice to the Investors from the Company setting forth the Advance that the Company requests from the Investors and the proposed Advance Date, for such Advance, substantially in the form of Exhibit D annexed hereto.

Section 1.7 "Average Daily Volume" shall be computed using the forty (40) Trading Days prior to the respective Advance Date.

Section 1.8 "Bid Price" shall mean, on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc.

Section 1.9 "Commitment Amount" shall mean the aggregate amount of up to $10,000,000.00, which the Investors have agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

Section 1.10 "Commitment Period" shall mean the period commencing the Effective Date and expiring on the earlier to occur of (x) the date on which the

     Investors shall have made Advances pursuant to this Agreement in the aggregate amount of $10,000,000.00, (y) the date this Agreement is terminated pursuant to Section 2.5, or (z) the date occurring thirty-six (36) months from the Effective Date.

Section 1.11     "Common Stock" shall mean the Company's common stock, par value
                  $0.001.

Section 1.12 "Condition Satisfaction Date" shall have the meaning set forth in Section 7.2.

Section 1.13 "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

Section 1.14 "Effective Date" shall mean the date on which the SEC first declares the Registration Statement, thereby effective, registering the resale of the Registrable Securities as set forth in Section 7.2(a).

Section  1.15     "Escrow  Agent"  shall  mean  First  Union  National  Bank.

Section 1.16 "Escrow Agreement" shall mean the Escrow Agreement, dated the date hereof, among the Company, the Investors and the Escrow Agent named therein, substantially in the form of Exhibit B annexed hereto.

Section 1.17 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.18 "Material Adverse Effect" shall mean any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement or the Registration Rights Agreement in any material respect.

Section 1.19 "Market Price" shall mean the lowest closing Bid Price of the Common Stock reported during the Pricing Period.

Section 1.20 "Maximum Advance Amount" shall be equal to two hundred percent (200%) of the Average Daily Volume of the Common Stock multiplied by the lowest closing bid price for the Common Stock during the forty (40) Trading Days prior to the respective Advance Notice Date, but in no event more than $1,000,000.

Section  1.21     "NASD"shall  mean  the  National  Association  of  Securities
Dealers,  Inc.

Section 1.22 "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section  1.23     "Placement  Agent"  shall  mean  May  Davis  Group,  Inc.

Section 1.24 "Pricing Period" shall mean the ten (10) consecutive Trading Day period beginning on the first trading day after the Advance Notice Date.

Section 1.25 "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the Over-The-Counter Bulletin Board, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

Section 1.26 "Purchase Price", as to any Pricing Period, shall be set at 91% of the Market Price for the same Pricing Period.

Section  1.27     "Registrable Securities" shall mean the shares of Common Stock
(i) in respect of which the Registration Statement has not been declared effective, or if declared effective has thereafter been suspended, by the SEC,
(ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") or (iii) which have not been otherwise been resold to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

Section 1.28 "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated the date hereof, between the Investors and the Company regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investors, substantially in the form of Exhibit A annexed hereto.

Section 1.29 "Registration Statement" shall mean a registration statement on Form SB-1, Form SB-2 or Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investors of the Registrable Securities under the Securities Act.

Section 1.30 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

Section  1.31     "SEC"  shall mean the U.S. Securities and Exchange Commission.

Section 1.32 "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.33 "Securities Purchase Agreement" shall mean the Securities Purchase Agreement, dated the date hereof, between the Company and the Purchasers named therein.

Section  1.34     "SEC  Documents"  shall  mean  Annual  Reports on Form 10-KSB,
Quarterly  Reports  on  Form  10-QSB,  Current  Reports  on  Form  8-K and Proxy
Statements of the Company as supplemented to the date hereof, filed by the Company for a period of at least twelve (12) months immediately preceding the date hereof or the Advance Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of the Registration Statement as set forth in the Registration Rights Agreement.

Section 1.35 "Trading Day" shall mean any day during which the Principal Market for the Company's Common Stock shall be open for trading.

ARTICLE  II.

ADVANCES

Section  2.1     Advances.
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     Upon  the  terms  and  conditions  set  forth  herein  (including  without limitation, the provisions of Article VII), on any Advance Notice Date the Company may request an Advance by the Investors by the delivery of an Advance
Notice. The number of shares of Common Stock that the Company shall issue to the Investors in exchange for the respective Advance shall be determined by dividing the amount of the Advance requested by the Advance Notice by the Purchase Price for the respective Pricing Period. No fractional shares shall be issued in response to any Advance Notice, and fractional shares resulting therefrom shall be rounded to the next higher whole number of shares.

     Section  2.2  Advance  Notice.
                   ---------------

     At any time during the Commitment Period, the Company may deliver an Advance Notice to the Investors, subject to the conditions set forth in Section
2.7  and  Section 7.2; provided, that, the amount for each Advance as designated
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by  the  Company  in  the  applicable  Advance Notice shall not be more than the
Maximum Advance Amount applicable to the respective Advance Notice Date. The aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount. There will be a minimum of thirteen (13) Trading Days between any two Advance Notice Dates. Subject to the conditions set forth in this Agreement, following the Investors' receipt of a validly delivered Advance Notice, the Investors shall be required to purchase from the Company during the related Pricing Period that number of shares having an aggregate Purchase Price equal to the lesser of (i) the dollar amount set forth in the Advance Notice, and (ii) 150% of the total Average Daily Volume during the Pricing Period multiplied by the Purchase Price, but only if said shares bear no restrictive legend, are not subject to stop transfer instructions and are being held in escrow on the respective Advance Closing Date.

Section  2.2     Mechanics
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(a)     Advance  Closings.  At  the  Advance  Closing held on each Advance Date,
        -----------------
which shall be thirteen (13) Trading Days after an Advance Notice Date, (i) the Company shall deliver to the Escrow Agent under the Escrow Agreement shares of the Company's Common Stock representing the amount of the Advance by the Investors pursuant to Section 2.1, registered in the name of the Investors which shall be delivered to the Investors or otherwise in accordance with the Escrow Agreement, and (ii) the Investors shall deliver to the Escrow Agent the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds which shall be delivered to the Company, or otherwise, in accordance with the Escrow Agreement. In lieu of delivering physical certificates representing the Common Stock and provided that the Transfer Agent then is participating in The Depository Trust Company ("DTC")
                                                                           ---
Fast  Automated  Securities  Transfer  ("FAST")  program,  upon  request  of the
                                         ----
Investors, the Company shall use its commercially reasonable efforts to cause the Transfer Agent to electronically transmit the shares of Common Stock by crediting the account of each of the Investors' prime broker (which shall be specified by that Investor a reasonably sufficient time in advance) with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system, and provide
                                                      ----
proof satisfactory to the Escrow Agent of such delivery. In addition, on or prior to the Advance Closing Date, each of the Company and the Investors shall deliver to the other through the Escrow Agent all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the Company's Common Stock to the Investors shall occur in accordance with the conditions set forth above and those contained in the Escrow Agreement; provided, that to the extent the Company has not paid the fees, expenses, and disbursements of the Investors' counsel and the Placement Agent in accordance with Sections 12.4 and 12.5, the amount of such fees, expenses, and disbursements may be deducted by the Investors (and shall be paid to the relevant party) from the amount of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

     (b)  Partial  Release  of  Shares.       After  Investors'  receipt  of  an
Advance Notice, but prior to the related Advance Closing Date, the Investors may authorize the Escrow Agent to release, every five (5) Trading Days, a portion of the dollar amount stated in the Advance Notice from escrow to the Company in exchange for a fixed number of shares, subject to the following conditions:

(i) The Investors shall fill out and sign a form for the partial release of the Advance Notice amount and shares (the "Partial Release Form" attached hereto as Exhibit E). The Partial Release Form shall set forth the number of shares to be released to Investors and the dollar amount the Escrow Agent shall wire to the Company.

(ii) The Partial Release Form shall be filled out and signed by the appropriate Investor and faxed to the Company and its attorney prior to 12:00 p.m. New York City time.

     The number of Shares stated in the Partial Release Form shall be equal to the dollar amount to be released divided by 91% of the lowest closing bid price during that number of Trading Days in the Pricing Period that have expired.

     The Company and Investor agree that on the related Closing Date, an adjustment shall be made so that the terms set forth in the Private Equity Subscription Agreement shall be honored with the balance of the Investment Amount being released to the Company and the balance of Shares owed to Investor being released to Investor.

Section  2.3     Suspension  of  Registration  Statement.  If  subsequent to any
                 ---------------------------------------
Advance Closing, the Registration Statement is suspended or becomes subject to a stop order, other than due to the acts of the Investors or the Placement Agent, for any period exceeding twenty Trading Days (20) days, the Company shall pay an amount equal to two percent (2%) of the Purchase Price of all Common Stock held by the Investors purchased pursuant to this Agreement for each twenty Trading Day (20) day period or portion thereof; provided, that the Company shall not be required to pay such amount to the Investors in connection with any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post-effective amendment is declared effective by the SEC.

Section  2.4     Termination  of  Investment.
                 ---------------------------
(a) The obligation of the Investors to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) if (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate  of  thirty  (30)  Trading  Days,  other  than  due to the acts of the
Investors or the Placement Agent, during the Commitment Period or (ii) the Company shall at any time fail materially to comply with the requirements of
Section  6.3,  6.4  or  6.7; provided, that this termination provision shall not
                             --------
apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.
(b) Notwithstanding the provisions of this Agreement, if the Company does not receive an Advance from the Investors pursuant to an Advance Notice calculated as determined herein, within the time prescribed herein, this Agreement can be terminated at the discretion of the Company, or if during any ninety (90) calendar day period after the Effective Date the Company cannot supply the Investors with an Advance Notice pursuant to this Agreement.

Section  2.5     Agreement  to  Advance  Funds.
                 -----------------------------
(a) The Investors will advance the amount specified in the Advance Notice to the Company after the completion of each of the following conditions and the  other  conditions  set  forth  in  this  Agreement:

(i) the execution and delivery by the Company, and the Investors, of this Agreement, and the Exhibits hereto;

(ii) the Escrow Agent shall have received the shares of Common Stock applicable to the Advance;

(iii) the Company's Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration
Rights Agreement shall have been declared effective by the SEC and no stop order relating thereto shall be in effect;

(iv) the Company shall have obtained all permits and qualifications required by any applicable state for the offer and sale of the Registrable
Securities, or shall have the availability of exemptions therefrom. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

(v) the Company shall have filed with the SEC within the time periods required by the SEC's regulations all reports, notices and other documents required under the Exchange Act and applicable SEC regulations; and

(vi)     the  conditions  set  forth  in  Section 7.2 shall have been satisfied.

(b)     Notwithstanding  any  other provision of this Agreement to the contrary,

(i) unless otherwise permitted by the Principal Market, at no time will the Company request an Advance that would result in the issuance to the Investors of an aggregate number of shares of the Common Stock which exceeds 19.9% of the number of shares of the Common Stock issued and outstanding on the initial Advance Closing Date without obtaining stockholder approval of such excess issuance, and (ii) the Company may not deliver an Advance Notice to the extent that, after such purchase by either Investor, the sum of the number of shares of the Common Stock beneficially owned by either Investor and its affiliates would result in beneficial ownership by either Investor and its affiliates of more than 4.99% of the then outstanding shares of the Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act.

Section 2.6     Registration Sales of Shares; Lock-Up Period.     (a)     During
                --------------------------------------------
     the Commitment Period, the Company shall not, without the prior consent of the Investors, issue or sell (i) any Common Stock, or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock, other than those warrants, options, rights, contracts, calls and other securities outstanding on the date hereof and disclosed on Schedule 4.3. Exceptions to this are (a) private transactions that would not, in the written opinion of counsel to the Company, be integrated with the sales made by the Investors and (b) shares issued under stock option plans authorized by the Company and its stockholders.
(b) On the date of this Agreement the Company shall obtain from each officer, director and Affiliate, as defined below, a lock-up agreement, as defined below, in the form annexed hereto as Schedule 2.7(a) agreeing to only sell in compliance with the volume limitation of Rule 144. As used herein, "Affiliate" shall have the meaning given it under Rule 405 promulgated under the Securities Act.

Section  2.7     Shareholder  Approval.     To  the  extent  that  the Company's
                 ---------------------
obligations under this Agreement are subject to approval of the shareholders of the Company pursuant to the Nevada General Corporation Law, such approval will be duly obtained prior to the first Advance Date.

ARTICLE  III.

REPRESENTATIONS  AND  WARRANTIES  OF  INVESTORS
     Investors hereby represent and warrant to, and agree with, the Company that the following are true and as of the date hereof and as of each Advance Closing
Date:

Section 3.1     Organization and Authorization.  Investors are duly incorporated
                ------------------------------
     or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by the Investors, the performance by each Investor of its obligations hereunder and the consummation by the Investors of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investors. The Investors have the right, power and authority to execute and deliver this Agreement and the Registration Rights Agreement. This Agreement has been duly executed and delivered by the Investors and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investors, enforceable against the Investors in accordance with its terms, except as such enforceability may be limited by general principles of equity or by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

Section  3.2     Evaluation  of  Risks.  The  Investors  have such knowledge and
                 ---------------------
experience in financial tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

Section  3.3     No  Legal  Advice  from the Company.  The Investors acknowledge
                 -----------------------------------
that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Investors are relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

Section  3.4     Investment  Purpose.  The securities are being purchased by the
                 -------------------
Investors for their own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part. No other person has or will have a direct or indirect beneficial interest in the securities. The Investors agree not to sell, hypothecate or otherwise transfer the Investors' securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

Section  3.5     Accredited  Investor.  Investors  are "accredited investors" as
                 --------------------
that  term  is  defined  in  Regulation  D.

Section  3.6     Information.  The  Investors and their advisors (and his or its
                 -----------
counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. The Investors and their advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investors' right to rely on the Company's representations and warranties contained in this Agreement. Each Investor understands that its investment involves a high degree of risk.

Section 3.7     Receipt of Documents. Each Investor and its counsel has received
                --------------------
     and read in their entirety: (i) this Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants;
(iii) the Company's Form 10-KSB for the year ended December 31, 2000 and Form 10-QSB for the period ended March 31, 2001; and (iv) answers to all questions the Investors submitted to the Company regarding an investment in the Company. The Investors have relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

Section  3.8     Registration  Rights  Agreement.  The Investors and the Company
                 -------------------------------
have  duly  executed  and  delivered  the  Registration  Rights  Agreement.

Section  3.9     No  General  Solicitation.  Neither the Company, nor any of its
                 -------------------------
affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the shares of Common Stock offered  hereby.

Section  3.10     Not  an  Affiliate.  The Investors are not an Affiliate of the
                  ------------------
company.

ARTICLE  IV.

REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY
     Except as stated below or on the disclosure schedules attached hereto, the Company hereby represents and warrants to, and covenants with, the Investors that the following are true and correct as of the date hereof and as of each Advance Closing Date:

Section  4.1     Organization  and  Qualification.  The  Company  is  duly
                 --------------------------------
incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the
     Company  and  its  subsidiaries  taken  as  a  whole.

Section  4.2     Authorization,  Enforcement, Compliance with Other Instruments.
                 --------------------------------------------------------------
     (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and any related agreements, in accordance with the terms hereof and thereof; (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders; (iii) except as disclosed in Section 4.3, this Agreement, the Registration Rights Agreement, the Escrow Agreement and any related agreements have been duly executed and delivered by the Company; and (iv) this Agreement, the Registration Rights Agreement, Escrow Agreement and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

Section  4.3     Capitalization.  As  of the date hereof, the authorized capital
                 --------------
stock of the Company consists of 100,000,000 shares of Common Stock, par value $.001, of which 15,194,862 shares are issued and outstanding. All of such outstanding shares of the Common Stock have been validly issued and are fully paid and nonassessable. Except as disclosed on Schedule 4.3, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed on Schedule 4.3, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered in this Agreement or any related agreement or the consummation of the transactions described herein or therein. The Company has furnished to the Investors true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the "Bylaws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

Section  4.4     No  Conflict.  Subject  to Sections 2.8 and 7.2, the execution,
                 ------------
delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or Bylaws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, which would have a Material Adverse Effect on the Company. Except as set forth in Schedule 4.4, neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or Bylaws or their organizational charter or bylaws, respectively, or any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance which might give rise to any of the foregoing.

Section  4.5     SEC  Documents; Financial Statements. The Company has filed all
                 ------------------------------------
reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Investors or its representatives, or made available through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, all of the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the rules and regulations of the SEC applicable thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investors which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section  4.6     Disclosure.     None  of  the SEC Documents contains any untrue
                 ----------
statements of material fact or omits to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

Section  4.7     No  Default.  Except  as  disclosed  in  Schedule  4.7,  to the
                 -----------
Company's actual knowledge, neither the Company nor any of its subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound. Except as set forth in Schedule 4.7, neither the execution, the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Articles of Incorporation, Bylaws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or any of its subsidiaries or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition of the Company and its subsidiaries, taken as a whole.

Section  4.8     Absence  of Events of Default.  Except as set forth in Schedule
                 -----------------------------
4.7, no event of default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an event of default (as so defined), has occurred and is continuing, which could or would have a Material Adverse Effect.

Section 4.9     Intellectual Property Rights.   The Company and its subsidiaries
                ----------------------------
own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any actual knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

Section  4.10     Employee  Relations.  Neither  the  Company  nor  any  of  its
                  -------------------
subsidiaries is involved in any labor dispute nor, to the actual knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

Section  4.11     Environmental Laws.   The Company and its subsidiaries are (i)
                  ------------------
in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.
Section  4.12     Title.  Except  as  set  forth  in  Schedule 4.12, each of the
                  -----
Company and its subsidiaries has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company or its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

Section  4.13     Insurance.   The  Company  and  each  of  its subsidiaries are
                  ---------
insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

Section  4.14     Regulatory  Permits.  The Company and its subsidiaries possess
                  -------------------
all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

Section  4.15     Internal  Accounting  Controls.  The  Company  and each of its
                  ------------------------------
subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Section  4.16     No Material Adverse Breaches, etc.  Except as set forth in the
                  ---------------------------------
SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

Section  4.17     Absence  of  Litigation.  Except  as  set  forth  in  the  SEC
                  -----------------------
Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a material adverse effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

Section  4.18     Subsidiaries.  Except  as  disclosed in the SEC Documents, the
                  ------------
Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

Section  4.19     Other  Outstanding  Securities/Financing  Restrictions.  Other
                  ------------------------------------------------------
than  warrants  and  options  to  acquire shares of Common Stock as disclosed in
Schedule 4.3, there are no other warrants and options registered with the SEC, which are available for sale as unrestricted ("free trading") stock.

Section  4.20     Tax Status.  Except as disclosed in Schedule 4.20, the Company
                  ----------
and each of its subsidiaries have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

Section  4.21     Absence of Certain Developments. Except as provided in the SEC
                  -------------------------------
Documents or on Schedule 4.21, since the date of the financial statement contained in the most recently filed Form 10-KSB or 10-QSB, whichever is most current, neither the Company nor any subsidiary has:
(i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;
(ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's or such subsidiary's business;
(iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;
(iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements  so  to  purchase  or  redeem,  any shares of its capital stock;
(v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;
(vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Investors or their representatives;
(vii) suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;
(viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;
(vii) made capital expenditures or commitments therefor that aggregate in excess of $50,000.00;
(viii) entered into any other material transaction, whether or not in the ordinary course of business;
(ix) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;
(x) experienced any material problems with labor or management in connection with the terms and conditions of their employment; or
(xi) effected any two or more events of the foregoing kind which in the aggregate would be material to the Company or its subsidiaries.

Section 4.22     Certain Transactions.  Except as set forth in the SEC Documents
                 --------------------
     or Schedule 4.22, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

Section  4.23     Fees  and Rights of First Refusal.  Except as set forth in the
                  ---------------------------------
SEC Documents, the Company is not obligated to offer the securities offered hereunder or under the Securities Purchase Agreement on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

Section  4.24     Use of Proceeds.  The Company represents that the net proceeds
                  ---------------
from this offering will be used as provided on Schedule 4.24. In no event shall the net proceeds from this offering be used by the Company for the payment (or loaned to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director, or employee of the Company.

Section 4.25     Further Representation and Warranties of the Company.  (a)  For
                 ----------------------------------------------------
so long as any securities issuable hereunder held by the Investors remain outstanding, the Company acknowledges, represents, warrants and agrees that it will use commercially reasonable efforts to maintain the listing of its Common Stock on NASD Bulletin Board and/or the NASDAQ Small Cap Stock Market and/or the Over-The-Counter Bulletin Board and/or the American Stock Exchange.
(b) The Company acknowledges and agrees that the Investors are acting solely in the capacity of arm's length investor with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Investors are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by each Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Investors' purchase of the shares of the Common Stock to be purchased under this Agreement. The Company further represents to the Investors that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its own representatives and counsel.

Section  4.26     Opinion  of  Counsel.  The  Investors shall receive an opinion
                  --------------------
letter from counsel to the Company (updated where applicable) on the date of this Agreement and on each Advance Closing Date substantially in the form of Exhibit C.

Section  4.27     Dilution.  The Company is aware and acknowledges that issuance
                  --------
of shares of the Company's Common Stock could cause substantial dilution to existing shareholders and could significantly increase its issued and outstanding shares of Common Stock, thereby exerting a negative effect on the trading price of the Common Stock.

ARTICLE  V.

INDEMNIFICATION

Section  5.1     Indemnification.  (a)  In  consideration  of  the  Investors'
                 ---------------
execution and delivery of this Agreement, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investors, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(a) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Investors' other obligations under this
     Agreement, the Investors shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investors in this Agreement or any instrument or document contemplated hereby or thereby executed by the Investors, (b) any breach of any covenant, agreement or obligation of the Investors contained in this Agreement, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investors, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach by the Investors and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

ARTICLE  VI.

COVENANTS  OF  THE  COMPANY

Section  6.1     Registration  Rights.  The Company shall cause the Registration
                 --------------------
Rights Agreement to remain in full force and effect, and the Company shall comply in all material respects with the terms thereof.

Section  6.2     Listing of Common Stock.  The Company shall maintain the Common
                 -----------------------
Stock's  authorization  for  quotation  on  the Over-The-Counter Bulletin Board.

Section  6.3     Exchange  Act  Registration.  The Company will cause its Common
                 ---------------------------
Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder, to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

Section  6.4     Transfer  Agent Instructions.     Upon each Advance Closing and
                 ----------------------------
the effectiveness of the Registration Statement the Company will deliver instructions to its transfer agent to issue to the Investors and deliver to the Escrow Agent shares of Common Stock free of legends.

Section  6.5     Corporate Existence.  The Company will take all steps necessary
                 -------------------
to  preserve  and  continue  the  corporate  existence  of  the  Company.

Section  6.6     Notice  of Certain Events Affecting Registration; Suspension of
                 ---------------------------------------------------------------
Right  to  Make  an  Advance.  The Company will immediately notify the Investors
 ---------------------------
upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investors any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investors any Advance Notice during the continuation of any of the foregoing events.

Section  6.7     Expectations  Regarding  Advance Notices.  Within ten (10) days
                 ----------------------------------------
after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investors, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Advance Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Advance Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investors, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

Section 6.8     Consolidation; Merger.  The Company shall not, at any time after
                ---------------------
the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes all of the obligations of the Company under this Agreement by written instrument satisfactory in form and substance to the Investors, including the obligation to deliver to the Investors such shares of stock and/or securities as the Investors are entitled to receive pursuant to this Agreement.

Section  6.9     Issuance of the Company's Common Stock.  The sale of the shares
                 ---------------------------------------
of Common Stock shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.

Section  6.10     Qualification as a Foreign Corporation.   Prior to the initial
                  ---------------------------------------
Advance Closing, the Company shall have qualified to do business as a foreign corporation in California and Texas.

Section  6.11     Certain  Indebtedness.   Prior to the initial Advance Closing,
                  ----------------------
the Company shall have used its best efforts to convert the existing demand note payable to Comerica Bank into a note with a scheduled maturity of not sooner than July 31, 2002.

ARTICLE  VII.

CONDITIONS  FOR  ADVANCE  AND  CONDITIONS  TO  ADVANCE  CLOSING

Section  7.1     Conditions  Precedent  to  the  Obligations  of the Company.The
                 ------------------------------------------------------------
obligation  hereunder  of  the  Company  to  issue and sell the shares of Common
Stock to the Investors incident to each Advance Closing is subject to the satisfaction, or waiver by the Company, at or before each such Advance Closing, of each of the conditions set forth below.
(a)     Accuracy  of  the  Investors'  Representation  and  Warranties.  The
        --------------------------------------------------------------
representations and warranties of the Investors shall be true and correct in all
        -
     material respects as of the date of this Agreement and as of the date of each such Advance Closing as though made at each such time.
(b)     Performance  by  the  Investors.  The  Investors  shall  have performed,
        -------------------------------
satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investors at or prior to such Advance Closing.

Section  7.2     Conditions  Precedent to the Right of the Company to Deliver an
                 ---------------------------------------------------------------
Advance  Notice and the Obligation of the Investors to Purchase Shares of Common
 -------------------------------------------------------------------------------
Stock.  The right of the Company to deliver an Advance Notice and the obligation
-----
     of the Investors hereunder to acquire and pay for shares of the Company's Common Stock incident to an Advance Closing is subject on (i) the date of delivery of such Advance Notice and (ii) the applicable Advance Closing Date (each a "Condition Satisfaction Date"), to each of the following conditions:
(a)     Registration  of  the Common Stock with the SEC.  The Company shall have
        -----------------------------------------------
filed the Registration Statement with the SEC and, subject to the requirements of the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investors shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investors are reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement shall have been declared effective by the SEC prior to the first Advance Notice Date.

(b)     Authority.  The  Company  shall  have  obtained  all  permits  and
        ---------
qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common Stock, or shall have the availability of exemptions there from. The sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Company is subject.

(c)     Accuracy  of  the  Company's  Representations  and  Warranties.  The
        --------------------------------------------------------------
representations and warranties of the Company shall be true and correct as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction Date.

(d)     Performance by the Company.  The Company shall have performed, satisfied
        --------------------------
and complied with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

(e)     No  Injunction.  No  statute, rule, regulation, executive order, decree,
        --------------
ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

(f)     Adverse  Changes.  Since the date of filing of the Company's most recent
        ----------------
SEC Document, there has occurred no event that had or is reasonably likely to have a Material Adverse Effect.

(g)     No  Suspension  of Trading in or Delisting of Common Stock.  The trading
        ----------------------------------------------------------
of the Common Stock is not suspended by the SEC or the Principal Market (if the Common Stock is traded on a Principal Market). The issuance of shares of Common Stock with respect to the applicable Advance Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if the Common Stock is traded on a Principal market). The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal
Market  (if  the  Common  Stock  is  traded  on  a  Principal  Market).

(h)     Maximum  Advance  Amount.  The  amount  of  the advance requested by the
        ------------------------
Company  does  not  exceed  the  Maximum  Advance  Amount.

(i)     No  Knowledge.  The  Company  has  no knowledge of any event more likely
        -------------
than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

(j)     Other.  On  each  Condition  Satisfaction Date, the Investors shall have
        -----
received a certificate executed by an executive officer of the Company contained in the Advance Notice/Compliance Certificate in the form attached hereto as Exhibit D.

ARTICLE  VIII.

DUE  DILIGENCE  REVIEW;  NON-DISCLOSURE  OF  NON-PUBLIC  INFORMATION

Section  8.1     Due  Diligence Review.  Prior to the filing of the Registration
                 ---------------------
Statement the Company shall make available for inspection and review by the Investors, their advisors and representatives, any underwriter participating in any disposition of the Registrable Securities on behalf of the Investors pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

Section  8.2     Non-Disclosure  of  Non-Public  Information.
                 -------------------------------------------
(a) The Company shall not disclose non-public information to the Investors, advisors to or representatives of the Investors unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investors' advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investors.

(b) Nothing herein shall require the Company to disclose non-public information to the Investors or their advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investors and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investors
(without the written consent of the Investors prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

ARTICLE  IX.

CHOICE  OF  LAW/JURISDICTION

Section  9.1     Governing  Law.  This  Agreement  shall  be  governed  by  and
                 --------------
interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York and the United States District Court for the Southern District of New York for the adjudication of any civil action asserted pursuant to this paragraph.

ARTICLE  X.

ASSIGNMENT

Section  10.1     No  Assignment.  This  Agreement  shall  not  be  assignable.
                  --------------
ARTICLE  XI.

NOTICES

Section  11.1     Notices.   Any  notices,  consents,  waivers,  or  other
                  -------
communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:
If  to  the  Company,  to:


FLEXXTECH  CORPORATION,
5777  W.  Century  Boulevard,  Suite  767
Los  Angeles,  CA  94010
Attention:  Greg  Mardock
Telephone:  (310)  342-0794
Facsimile:  (310)  342-0791

with  a  copy  to:
     Bell,  Nunnally  &  Martin  LLP
     3232  McKinney  Avenue
     Suite  1400

Dallas,  TX  75204-2429
     Attention:  William  E.  Swart,  Esq.
     Telephone:  (214)  740-1400
     Telecopier:  (214)  740-1499

If to the Investors, to its address and facsimile number on Schedule I, with copies to the Investors' counsel as set forth on Schedule I. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

ARTICLE  XII.

MISCELLANEOUS

Section  12.1     Counterparts.   This  Agreement may be executed in two or more
                  ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

Section  12.2     Entire  Agreement;  Amendments.  This Agreement supersedes all
                  ------------------------------
other prior oral or written agreements between the Investors, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the party to be charged with enforcement.

Section  12.3     Reporting  Entity  for the Common Stock.  The reporting entity
                  ---------------------------------------
relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto.

Section  12.4     Fees  and  Expenses.
                  -------------------
     (a) The Company and May Davis Group, Inc. have entered into that certain Placement Agent Agreement (the "Placement Agent Agreement"), dated the date hereof, pursuant to which the Company as agreed to pay certain fees all as set forth therein.
     (b) The Company acknowledges that Dutchess Advisors, Ltd. ("DAL") has acted and is acting in an advisory capacity to Dutchess Private Equities Fund, L.P. in connection with this Agreement and the transactions contemplated hereby and accordingly the Company has agreed to pay the advisory fees of DAL as set forth in this Section. Upon execution of this Agreement, the Company shall issue to DAL that number of shares of Common Stock as shall be equal to $96,000.00 divided by the closing bid price of the Company's Common Stock on the date this Agreement is executed by the Investors and the Company. DAL shall also receive 2.8% of the gross proceeds of each dollar amount to be paid to the Company on a respective Advance Closing Date, which amount shall be paid directly out of escrow. Upon execution of this Agreement, the Company shall issue to Duthcess Private Equities Fund, L.P., as a commitment fee, that number of shares of Common Stock as shall be equal to $24,000.00 divided by the closing bid price of the Company's Common Stock on the date this Agreement is executed by the Investors and the Company.

Section  12.5     Legal Fees.     Each of the parties shall pay its own fees and
                  ----------
expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company will pay the sum of Fifteen Thousand and No/100 Dollars ($15,000), to McGuireWoods LLP for legal fees and will further pay the disbursements of such law firm incurred in the preparation and negotiation of this Agreement. The Company hereby directs such amount to be paid directly from the proceeds of the Initial Advance.
Section  12.6     Brokerage.  Each  of the parties hereto represents that it has
                  ---------
had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party, other than as set forth in the Placement Agency Agreement. The Company on the one hand, and the Investors, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

Section  12.7     Confidentiality.  If  for  any  reason  the  transactions
                  ---------------
contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

IN WITNESS WHEREOF, the parties hereto have caused this Equity Line of Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY:
FLEXXTECH  CORPORATION
By:  ________________________________
Name:
Title:

INVESTOR:
DRH  INVESTMENT  COMPANY,  LLC

By:  ________________________________
Name:  Alfred  Hahnfeldt
Title:   Managing  Member

INVESTOR:

By:  ________________________________
Name:
Title:

                                   SCHEDULE I
                              SCHEDULE OF INVESTORS

                          INVESTOR ADDRESS           INVESTOR'S REPRESENTATIVES'  ADDRESS  INVESTOR'S COUNSEL ADDRESS
  INVESTOR NAME          AND FACSIMILE NUMBER               AND FACSIMILE NUMBER             AND FACSIMILE NUMBER
  -------------          --------------------               --------------------            ------------------------
    DRH  Investment    57 Post Road East, Suite 750,     May  Davis  Group,  Inc.             McGuire  Woods LLP
    Company LLC        Westport,CT  06880                c/o National Securities,             9 West 57th Street
                       203-899-1322                      28th  Floor                          Suite  1620
                                                         120  Broadway                        New  York,  NY  10019
                                                         New  York,  NY  10271               (212)  548-2150
                                                         May  Davis  Group,  Inc.             Joseph  B. LaRocco
   Dutchess Private    100  Mill  Plain  Rd.             c/o  National  Securities,           49  Locust  Avenue
   Equities Fund, LP   3rd  Floor                        28th  Floor                          Suite  107
                       Danbury,  CT  06811               120  Broadway                        New Canaan,  CT  06840
                       203-791-3839                      New  York,  NY  10271                (203)  966-0363



                                    EXHIBIT A
                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

                                    EXHIBIT B
                                ESCROW AGREEMENT
                                ----------------

                                    EXHIBIT C
                  LEGAL OPINION OF BELL, NUNNALLY & MARTIN LLP
                  --------------------------------------------

                                    EXHIBIT D
                      ADVANCE NOTICE/COMPLIANCE CERTIFICATE
                      -------------------------------------
                              FLEXXTECH CORPORATION
     The  undersigned,  ________________________________  hereby certifies, with respect to the sale of shares of the Common Stock of Flexxtech Corporation, ( the "Company") issuable in connection with this Advance Notice and Compliance Certificate dated ___________________ (the "Notice"), delivered pursuant to the Equity Line Of Credit Agreement (the "Agreement"), as follows:
1.     The  undersigned  is  the  duly  elected  Chief  Executive Officer of the
Company.
2. The representations and warranties of the Company set forth in the Agreement dated as of ___________________ are true and correct in all material respects as though made on and as of the date hereof.
3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Advance Date related to the Notice and has complied in all material respects with all obligations  and  conditions  contained  in  the  Agreement.
4.     The  Advance  requested  is  _____________________.
The  undersigned  has  executed  this  Certificate  this  ____  day  of
_________________.

FLEXXTECH  CORPORATION
By:  ________________________________
Name:
Title:








                                    EXHIBIT E
                              PARTIAL RELEASE FORM

To:     FLEXXTECH  CORPORATION,
5777  W.  Century  Boulevard,  Suite  767
Los  Angeles,  CA  94010
Attention:  Greg  Mardock
Telephone:  (310)  342-0794
Facsimile:  (310)  342-0791
     Bell,  Nunnally  &  Martin  LLP
     3232  McKinney  Avenue
     Suite  1400
     Dallas,  TX  75204-2429
     Attention:  William  E.  Swart,  Esq.
     Telephone:  (214)  740-1400
     Telecopier:  (214)  740-1499

     First  Union  National  Bank
     Corporate  Trust  Department
     12  E.  49th  Street
     37th  Floor
     New  York,  New  York  10017
     Tel:  (212)  451-2531
     Fax:  (212)  451-2537

Pursuant to the terms of the Equity Line of Credit Agreement the Investor requests the release from the Company of __________ shares of the Company's Common Stock by overnight delivery or DWAC, if available, and the Investor, upon confirmation of receipt of the shares by the Escrow Agent shall wire $____________ to the Company within two (2) Trading Days of said confirmation at which time Escrow Agent shall wire the funds to the Company and deliver the shares to the Investor pursuant to the joint instructions given to the Escrow Agent by May Davis Group, Inc. and the Company.
                            INVESTOR


                            By:

Note: The number of Shares stated in this PARTIAL RELEASE FORM shall be equal to
----
the dollar amount to be released divided by 91% of the lowest closing bid price during that number of Trading Days in the Pricing Period that have expired.


                                 SCHEDULE 2.7(A)
                              FLEXXTECH CORPORATION
     The undersigned hereby agrees that for a period commencing on the date hereof and expiring on the termination of the Agreement dated August 14, 2001 between Flexxtech Corporation (the "Company") and DRH Investment Company, LLC and Dutchess Private Equities Fund, L.P. (the "Investors") (the "Lock-Up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investors, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").
     In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.
Dated:  _______________,  2001
Signature:


Address:
City,  State,  Zip  Code:

Print  Social  Security  Number
or  Taxpayer  I.D.  Number
--------------------------

                                  SCHEDULE 4.1
                       FLEXXTECH CORPORATION SUBSIDIARIES
                       ----------------------------------

a.

     Name     Percent  Owned
     ----     --------------
1.     Flexxtech  Holdings,  Inc.     100%
--     --------------------------     ----
2.     Primavera  Corporation  (owned  by  Flexxtech  Holdings,  Inc.)     100%
--     ---------------------------------------------------------------     ----
3.     North  Texas  Circuit  Board  Co.,  Inc.     100%
--     ----------------------------------------     ----

b. The Company is not qualified as a foreign corporation to do business in California. North Texas Circuit Board Co., Inc. is currently not in good standing for failure to pay $84.98 in franchise taxes.

                                  SCHEDULE 4.3
                                 CAPITALIZATION
                                 --------------
                  FLEXXTECH CORPORATION CAPITALIZATION SCHEDULE
                                             Authorized - Common     100,000,000
                                             -------------------     -----------
                                                      Free Trading     4,818,482
                                                       Restricted     10,376,380
                                           Issued and outstanding     15,194,862
                                              Outstanding options     100,000
                          Preferred stock convertible into common     0
                                                            Total     15,294,862
                                                                      ----------
                                                        Available     84,705,138
                                                                      ==========

                     Outstanding Stock          Convertible
       Held by Directors     Common Stock     Preferred Stock     Options
                                              ---------------     -------
       Greg Mardock           783,333                  ----     ----
      -----------------       -------                  ----     ----
       Mardock.com, Inc.*     650,000                  ----     ----
      ------------------      -------                  ----     ----
       VLK Capital Corp.*     4,025,000                ----     ----
      ------------------      ---------                ----     ----

*Greg  Mardock is the principal owner of Mardock.com, Inc. and VLK Capital Corp.

                                  SCHEDULE 4.4
                                   NO CONFLICT
                                   -----------
     There is no material violation or default of any term of the Company's organizational documents, any material contract to which it is a party, or any judgment, decree or order, any statute, rule or regulation to which the Company is subject.

                                  SCHEDULE 4.6
                                   DISCLOSURE
                                   ----------
     The Balance Sheets contained in the 10-KSB and 10-QSB for the periods ending December 31, 2000 and March 31, 2001 respectively, state that the Company's authorized common stock is 25,000,000 shares, however on December 29, 2000 the Company amended its Articles of Incorporation to reflect the amount of authorized common stock as 100,000,000. Additionally, the 10-KSB appears to erroneously refer to Edward Fearon as a Director.

                                  SCHEDULE 4.7
                                   NO DEFAULT
                                   ----------
     The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any agreement to which it is a party or by which it is or its property is bound.

                                  SCHEDULE 4.8

                          ABSENCE OF EVENTS OF DEFAULT
                          ----------------------------

     The Company and each of its subsidiaries, with the exception of North Texas Circuit Board Co., Inc., have not filed Federal or state (where required) tax returns since the formation of the Company.

                                  SCHEDULE 4.12
                                      TITLE
                                      -----
a) The Company's assets and accounts receivable are subject to a security interest of Comerica Bank pursuant to that certain Variable Rate Demand Note dated June 23, 2000 in the principal amount of $823,130.09 and that certain Master Note dated December 18, 1998 in the principal amount of $1,750,000.00.

b)   Primavera  Corporation  -  UCC  Debtor
     Texas  -  Secretary  of  State
     File  No.  -  0000527079
     File  Date  -  6/22/00
     Secured  Party:  Legacy  Bank  of  Texas
     Collateral: All of Debtor's accounts receivable, whether owned now or acquired later, together with all accessions, additions, replacements and substitutions, all records of any kind relating thereto, and all proceeds thereof (including cash or other payment or consideration and insurance proceeds).

c)     North  Texas  Circuit  Board  Co.,  Inc.  -  UCC  Debtor
     Texas  -  Dallas  County  Clerk
     File  No.  -  200000400723
     File  Date  -  9/12/00
     Secured  Party:  TACONIC
     Security:  Equipment

d) Please see Attachment 1 to Schedule 4.12 for a list of liens filed with the Texas Secretary of State with North Texas Circuit Board Co., Inc. as Debtor.

                                  SCHEDULE 4.17

                              ABSENCE OF LITIGATION
                              ---------------------

     Default Judgment entered by Triad Ad Valorem Group against North Texas Circuit Board Co., Inc. on July 18, 2001, in the County Court at Law No. 3, Dallas County, Texas, in the amount of $5,665.01 in actual damages, $736.45 in pre-judgment interest, attorneys' fees, post-judgment interest and costs of court.

     Merriwether Circuits is claiming that it has obtained a judgment against North Texas Circuit Board Co., Inc. by and through its attorneys. As of yet, the opposing counsel has failed to provide North Texas Circuit Board Co., Inc. with a copy of the petition, evidence of service of process or evidence of any judgment.

     Neltec of Arizona threatened to bring suit against North Texas Circuit Board Co., Inc. for alleged nonpayment of contractual debt. The matter has settled and, as of the Closing Date, North Texas Circuit Board Co., Inc. only has one (1) payment of $4,683.28 remaining to be paid to Neltec of Arizona.

     Robert Eubanks a/k/a Bob Eubanks, Larry Dorizetti and Luminary Ventures brought suit against Flexxtech Corporation on April 26, 2001 for alleged breach of contract. Such matter is currently in settlement negotiations.

     Multilayer Technology International, Inc. v. North Texas Circuit Board Co., Inc.; Cause No. CC-01-02724-B; County Court at Law No. 2, Dallas County, Texas.

     Affiliated Distributors, Inc. v. North Texas Circuit Board Co., Inc.; Cause No. CC-01-02259-E; County Court at Law No. 5, Dallas County, Texas. Settlement terms call for payment, in the aggregate, of $11,700.00 with interest.

                                  SCHEDULE 4.20
                                   TAX STATUS
                                   ----------

     The Company and each of its subsidiaries, with the exception of North Texas Circuit Board Co., Inc., have not filed Federal or state (where required) tax returns since the formation of the Company.

                                  SCHEDULE 4.21

                              CERTAIN DEVELOPMENTS
                              --------------------

a) New Stock Issuances: Please see attached active shareholder list, attached hereto as Exhibit 1 to Schedule 4.21. Also, an additional 2,000,000 shares of Common Stock were issued to VLK Capital Corp. on August 13, 2001. The Company continues to raise equity capital at $1.00 per share on an open Reg D. 506.

b) On July 1, 2001, Flexxtech Holdings sold one hundred percent (100%) of the stock of Mardock, Inc. and OpiTV.com, Inc. to Mardock.com, Inc. in exchange for, in the aggregate, 250,000 shares of Common Stock of the Company.

c) New Obligations: Commitments to purchase a Giga 8800 Automatic Drilling Machine at a cost of $325,000.00 to be delivered in the second quarter of 2002 (Purchase Order generated 7/31/01) and a Flying Probe System with the Alpha O1L Fully Automatic Drilling Machine for $160,000.00 (no purchase order has been generated).

                                  SCHEDULE 4.24
                                 USE OF PROCEEDS
                                 ---------------
     The Company will use the proceeds from the line of credit for internal working capital purposes.